UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2012

UNITED MARITIME GROUP, LLC

(Exact Name of Registrant as Specified in Charter)

Florida	333-165796	59-2147756
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 S. Harbour Island Blvd., Suite 230

Tampa, FL 33602

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (813) 209-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 18, 2012 United Maritime Group, LLC, a Florida limited liability company (the “Company”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with GS Maritime Holding LLC, a Delaware limited liability company, U.S. United Barge Line, LLC, a Florida limited liability company (“UBL”), and Ingram Barge Company, a Tennessee corporation (the “Purchaser”). Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, the Company agreed to sell to Purchaser all of the issued and outstanding limited liability company interests of UBL for an aggregate purchase price of approximately $222 million in cash. The purchase price is subject to certain adjustments set forth in the Purchase Agreement and related transaction documents, including in respect of the Net Working Capital (as defined in the Purchase Agreement) of UBL as of the closing of the transaction and the amount of certain capital expenditures and maintenance expenses paid by or on behalf of UBL prior to the closing of the transaction.

The closing of the transactions contemplated by the Purchase Agreement is subject to certain closing conditions, including (i) that from the date of the Purchase Agreement to the closing date of the transactions contemplated thereby a Material Adverse Effect (as defined in the Purchase Agreement) shall not have occurred, (ii) that any required waiting periods (including any extension thereof) applicable to the consummation of the transactions contemplated by the Purchase Agreement under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have terminated or expired, and (iii) other customary closing conditions.

A copy of the Purchase Agreement is filed as Exhibit 10.1, to this Current Report on Form 8-K and is incorporated by reference herein. The above description of the Purchase Agreements is a summary only and is qualified in its entirety by reference to the complete text of the Purchase Agreement. The description of the Purchase Agreement and the copy of the Purchase Agreement filed as an exhibit to this Form 8-K are intended to provide information regarding the terms of the Purchase Agreement and are not intended to modify or supplement any factual disclosures about the Company or its subsidiaries in its public reports filed with the U.S. Securities and Exchange Commission. In particular, the Purchase Agreement and related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts or circumstances relating to the Company or any subsidiary thereof. The representations, warranties, covenants, agreements and other terms and conditions set forth in the Purchase Agreement have been made solely for the benefit of the parties to the Purchase Agreement and (i) may be intended not as statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate, (ii) have been qualified by reference to certain information that is not reflected in the text of the Purchase Agreement, and (iii) may apply standards of materiality in a way that is different from what may be viewed as material by investors in the Company (including investors that own any debt securities issued by the Company), and therefore should not be relied upon by any person that is not a party to the Purchase Agreement.

Item 8.01. Other Events.

On April 19, 2012 the Company issued a press release announcing the entry into the agreement to sell its interests in UBL to Purchaser. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company is currently exploring strategic alternatives with respect to the Company and its other subsidiaries, U.S. United Bulk Terminal, LLC (“UBT”) and U.S. United Ocean Services, LLC (“UOS”). These strategic alternatives may include a sale of all or substantially all of the assets of or equity interests in UBT and/or UOS or a sale of all or substantially all of the assets of or equity interests in the Company. The Company can provide no assurance as to whether any such transaction will be pursued or, if pursued whether any such transaction will be consummated or, if pursued or consummated, the terms of any such transaction.

The disclosure contained herein may contain forward looking statements that involve significant risks and uncertainties. All statements that are not historical facts are forward-looking statements, including: statements that are preceded by, followed by, or that include the words “believes,” “anticipates,” “plans,” “expects” or similar expressions; statements regarding the anticipated timing of filings and approvals relating to the transaction described herein; statements regarding the expected timing of the completion of the transaction described herein; statements regarding the ability to complete the transaction considering the various closing conditions; statements regarding the pursuit of strategic alternatives relating to the Company, UBT and/or UOS; and any statements of assumptions underlying any of the foregoing. Investors and other interested parties are cautioned not to place undue reliance on these forward-looking statements. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties that are subject to change based on factors that are, in many instances, beyond the Company’s control.

Risks and uncertainties that could cause results to differ from expectations include uncertainties as to the timing of the closing of the transaction described herein, the possibility that various closing conditions for the transaction may not be satisfied or waived, the possibility that the Company does not pursue any strategic alternatives with respect to the Company, UBT and/or UOS or, if any such alternative is pursued, that such alternative will be consummated or the terms thereof; and other risks and uncertainties discussed in documents filed with the U.S. Securities and Exchange Commission by the Company. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on the Company’s results of operations or financial condition. The Company does not undertake any obligation to update or revise any forward-looking statements as a result of new information, future developments or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Purchase Agreement dated as of April 18, 2012, between the Company, GS Maritime Holding LLC, UBL and Purchaser.[1]

99.1	Press Release dated April 19, 2012, announcing the entry into an agreement to sell UBL to Purchaser.

[1]	The schedules and exhibits to the Purchase Agreement have been omitted from this filing pursuant to Item 601 of Regulation S-K. The Company will furnish copies of any such schedules to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED MARITIME GROUP, LLC

By:	/s/ Jason Grant

Name:	Jason Grant

Title:	Chief Financial Officer

Date: April 19, 2012